EXHIBIT 10.6
2009 DIRECTOR FEES
NATIONAL PENN BANCSHARES
Outside Directors only
Retainers:  Board members must attend in person or by phone 75% of meetings (Board and Committee Meetings combined) to be paid retainer. Committees include:  Audit, Executive, Compensation, Nominating/Corp. Governance, Director Enterprise Risk Management and Technology Risk Sub-Committee.
Paid Quarterly
Chairperson of Audit Committee
Chairperson of Executive Committee
Chairperson of Compensation Committee
Chairperson of Nominating/Corporate Governance Committee
Chairperson of Directors Risk Management Committee
Chairperson of Technology Risk Sub-Committee
Lead Independent Director
All Other Board Members
$16,200 13,700 13,700 13,700 13,700 12,700 21,200 11,200
Board Meeting Fees (per meeting attended)	$1,500
Committee Fees (per meeting attended)
Audit Committee members, including Chairperson
Audit Committee Meeting by Conference Call
Chairperson of Audit Committee also receives fee per phone
   meeting with accountants
Audit Committee Chairperson attendance at Subsidiary Board
   meeting
Audit Committee Member attendance at Executive Disclosure
   Committee meeting
Board Member attendance at ALCO meeting
All Other Committee Members, including Chairperson (Executive,
   Compensation, Nominating/Corp Governance, Risk and
   Technology Risk Sub-Committee)
All Other Committee Phone Meetings

$750 750 250 750 750 500 500 500
Director Education	$750 per day (includes travel day)
Strategic Planning Workshops	$1,000 (entire workshop)

NATIONAL PENN BANK	Paid Quarterly
Outside Directors only (per meeting attended)
Board meetings (held quarterly) Phone meeting Travel expense allowance-annual	$1,000 $1,000 $500

DIRECTOR EMERITUS
This retainer covers all meetings attended. Includes Bank and Bancshares Board Meetings and any committee meetings the director emeritus may attend.	$2,000
NATIONAL PENN BANK
ADVISORY BOARDS
Outside directors only
Meeting Fees (per meeting unless otherwise noted)
Berks County Advisory Board
FirstService Bank
HomeTowne Heritage Advisory Board
Nittany Bank
Nittany Advisory - Bellefonte
Nittany Advisory - State College
KNBT Advisory – Northern
KNBT Advisory - Northeastern
$250 250 6,000/yr 18,000/yr 100 100 250 250
NATIONAL PENN INVESTORS TRUST COMPANY
Outside directors only
Retainer for all non-bank board members Meeting Fees (per meeting attended) Chairperson Board Meetings Phone Meetings	$1,000 750 500 500
CHRISTIANA BANK AND TRUST COMPANY
Outside Directors only Meeting Fees (per meeting attended) Board Meetings Audit Committee members, including Chairperson Trust Committee, including Chairperson Travel expense allowance-annual	$1,000 750 500 500
OTHER NATIONAL PENN BANK SUBSIDIARY BOARDS Outside Directors only Board Meeting Fee (per meeting attended)	$ 500

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